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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):


                                SEPTEMBER 8, 2001


                          ----------------------------


                          GLOBAL ELECTION SYSTEMS INC.
               (Exact name of registrant as specified in charter)


                            BRITISH COLUMBIA, CANADA
                            ------------------------
         (State or other Jurisdiction of Incorporation or Organization)


                 0-24725                                85-0394190
                 -------                                ----------
        (Commission File Number)               (IRS Employer Identification No.)

            1611 WILMETH ROAD
             MCKINNEY, TEXAS                               75069
             ---------------                               -----
(Address of Principal Executive Offices)                (Zip Code)

                                 (972) 542-6000
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE


          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         On September 8, 2001, the Registrant amended its loan agreement with Compass Bank whereby the maturity date of the loan was extended to December 8, 2001. On September 8, 2001, the Registrant made principal and interests payments to Compass Bank in the amount of $262,454.02 in order to reduce the total outstanding principal loan balance to $196,200.00. A copy of the Commercial Variable Rate Promissory Note is attached hereto as Exhibit 10.1.

ITEM 7.           EXHIBITS.

 Exhibit 10.1     Commercial Variable Rate Promissory Note, dated September 8,
                  2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GLOBAL ELECTION SYSTEMS INC.


                                By:  /s/ BRIAN W. COURTNEY
                                    --------------------------------------------
                                       Brian W. Courtney
                                       Chief Executive Officer


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                                 EXHIBIT INDEX


   EXHIBIT
   NUMBER                                  DESCRIPTION
   -------                                 -----------
     10.1        Commercial Variable Rate Promissory Note, dated September 8,
                 2001.